UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2016

ALTRA INDUSTRIAL MOTION CORP.
(Exact name of registrant as specified in its charter)

001-33209
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
61-1478870
(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, Massachusetts
(Address of principal executive offices)

(781) 917-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 30, 2016, Altra Industrial Motion Corp. (the “Company”), through certain of its subsidiaries, completed its previously announced acquisition of the Stromag business from GKN plc.

The Company announced the completion of the acquisition in a Press Release of the Company, dated January 3, 2017, a copy of which is attached as Exhibit 99.1.

Item 7.01 – Regulation FD Disclosure.

On January 3, 2017, the Company issued a press release announcing the closing of the acquisition of the Stromag business from GKN plc. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

        (d) Exhibits

Number No.           Description

99.1                        Press release, dated January 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: January 5, 2017	By:	/s/ Glenn E. Deegan
Name: Glenn E. Deegan
Title: Vice President, Legal and Human Resources, General Counsel and Secretary.

EXHIBIT INDEX

Number No.           Description

99.1                        Press release, dated January 3, 2017